Goodwill and Intangible Assets and Acquisition of Intermeccanica	12 Months Ended
Dec. 31, 2018
Acquisition of Intermeccanica [Abstract]
Goodwill and Intangible Assets and Acquisition of Intermeccanica
7.	Goodwill and Intangible Assets and Acquisition of Intermeccanica

On October 18, 2017, the Company completed the acquisition of all of the outstanding shares of Intermeccanica, a developer and manufacturer of high-end custom-built vehicles and the contract assembler of the Company’s electric vehicles located in Greater Vancouver, BC. The acquisition of Intermeccanica is expected to accelerate the Company’s manufacture and delivery of its vehicles to customers, and the Company intends to develop and manufacture electric versions of some of Intermeccanica’s custom built vehicles.

Total purchase consideration was $2,500,000. In addition to an initial payment of $100,000 in 2016, an additional $200,000 was paid prior to acquisition. On October 18, 2017, the Company paid $700,000 and entered into a Promissory Note (the “Note”) for the balance of $1,500,000. The Note bears interest at 5% per annum and was payable in installments of $500,000 plus accrued interest on the 6th, 12th and 18th month after purchase. Under the Note, if the Company raises at least $10 million by way of equity or debt after October 18, 2017 the unpaid portion of the Note shall be paid within 30 days. The Promissory Note was secured over the assets of Intermeccanica. The Note was paid in full on January 28, 2018.

The following table summarizes the consideration paid for Intermeccanica, the fair value of identifiable assets acquired, liabilities assumed, goodwill and other intangible assets and an impairment of goodwill and other intangible assets.

Fair value of purchase consideration at October 18, 2017
Cash	$1,000,000
Promissory note	1,500,000
Total consideration	$2,500,000

Fair value amounts of identifiable assets acquired and liabilities assumed
Cash	$59,449
Receivables	65,565
Prepaid expenses	12,848
Inventory	188,811
Plant and equipment	24,282
Intangible assets:
Customer relationships	87,000
Contracted backlog	23,000
Non-compete covenants	25,000
Trade name	423,000
Trades payable and accrued liabilities	(91,025)
Customer deposits	(167,236)
Shareholder loans	(43,538)
Deferred income tax	(149,794)
Total net identifiable assets	457,362
Goodwill and other intangible assets	2,042,638
Total	$2,500,000

At December 31, 2017 the Company performed an impairment test of the goodwill. The recoverable amount of the Intermeccanica cash-generating unit was determined to be $1,157,206 based on its fair value less costs to sell. The difference of $1,342,794 has been recorded as an impairment in net loss.

Goodwill and other intangible assets recognized was primarily attributed to expected synergies arising from the acquisition of Intermeccanica. and the expertise and reputation of the assembled management and workforce. Goodwill is not expected to be deductible for income tax purposes. During the year ended December 31, 2018, the Company recorded amortization of $26,454 relating to the acquired intangible assets. No further impairment was identified at December 31, 2018.

Total goodwill and other intangible assets consist of:

	December 31, 2018	December 31, 2017
Identifiable intangibles on acquisition of Intermeccanica	$529,067	$558,000
Goodwill on acquisition of Intermeccanica	699,844	699,844
Other intangibles	10,212	2,170
	$1,239,123	$1,260,014